Exhibit 10(a)

                       AMENDMENT NO. 1 AND RESTATEMENT


     AMENDMENT NO. 1 AND RESTATEMENT (this "Amendment"), dated as of April 4, 1997, to the Credit Agreement, dated as of April 26, 1996 (the "Credit Agreement"), by and among Gibson Greetings, Inc., a Delaware corporation (the "Borrower"), the lenders party thereto from time to time (each a "Lender" and, collectively, the "Lenders"), and The Bank of New York, as agent for the Lenders (in such capacity, the "Agent").

                                   RECITALS

     I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

     II. The Borrower has requested that the Agent agree to amend and restate the Credit Agreement upon the terms and conditions contained herein, and the Agent is willing so to agree.

     Accordingly, in consideration of the Recitals and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Agent hereby agree that the Credit Agreement is hereby amended in accordance with the following and, immediately thereafter, shall be deemed to be restated in its entirety:

     1. The definition of "Commitment Termination Date" in Section 1.1 of the Credit Agreement is amended by deleting the date, "April 24, 1997" therefrom, and substituting therefor the date, "April 24, 1998".

     2. The  definition of  "Interest Coverage"  in Section  1.1 of the Credit
Agreement  is  amended  by  inserting  the  phrase  "minus  interest   income"
immediately following the term "Interest Expense" appearing therein.

     3. Subsection (a) of Section 3.4 of the Credit Agreement is amended by deleting the term, "1.00%" therefrom, and substituting therefor the following:

    (i) at any time when Leverage is less than 20% and Interest Coverage is greater than 425% based on the financial statements most recently delivered pursuant to Section 7.7(a) or Section 7.7(c), 0.875%, and (ii) at any other time, 1.00%.

     4. Section 3.11 of the Credit Agreement is amended by deleting the term, "0.375%" therefrom, and substituting therefor the following:

    (x) at any time when Leverage is less than 20% and Interest Coverage is greater than 425% based on the financial statements most recently delivered pursuant to Section 7.7(a) or Section 7.7(c), 0.300%, and (y) at any other time, 0.375%.

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     5. Paragraphs 1 - 4 of this  Amendment shall not be effective until  such date as each of the following conditions shall have been satisfied:

              (a) The Agent shall have received counterparts of this Amendment executed by the Borrower, the Guarantors and each of the Lenders.

              (b) The Agent shall have received an opinion of counsel to the Borrower and the Guarantors in form and substance reasonably satisfactory to the Agent.

              (c) The Agent shall have received a certificate, in all respects satisfactory to the Agent, of the Secretary of each of the Borrower and each Guarantor (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Agent) taken by it to authorize the execution and delivery of this Amendment and the transactions contemplated hereby, and (ii) setting forth the incumbency of its officer or officers who may sign this Amendment, including therein a signature specimen of such officer or officers.

              (d) The Borrower shall have paid the reasonable fees and disbursements of counsel to the Agent which shall have accrued up to the date hereof.

              (e) On and as of the date hereof, there shall exist no Event of Default or any event or condition which, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default, and all of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made on the date hereof.

              (f) The Agent shall have received such other documents, each in form and substance reasonably satisfactory to the Agent, as the Agent shall reasonably require in connection with this Amendment.

              (g) All legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to Special Counsel.

     6. On the date hereof the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that no Event of Default, or event or condition which, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default, has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) certifies that no amendment, supplement, or modification to the certificate of incorporation or bylaws of the Borrower has been made since April 26, 1996.

     7. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

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     8. This Amendment may  be executed in  any number of  counterparts all of
which, taken  together, shall  constitute one  Amendment.   In making proof of
this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     9. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                       GIBSON GREETINGS, INC.

                                       By:   /s/Paul W. Farley
                                           --------------------------------
                                       Name:    Paul W. Farley
                                       Title:   Assistant Treasurer



                                       THE BANK OF NEW YORK, in its
                                         capacity as a Lender and in
                                         its capacity as the Agent

                                       By:   /s/Edward J. Dougherty III
                                           --------------------------------
                                       Name:    Edward J. Dougherty III
                                       Title:   Vice President


Each of the following Lenders consents to the execution and delivery of this Amendment by the Agent and agrees to all of the terms and conditions hereof:



FIFTH THIRD BANK


By:   /s/Andrew K. Hauck
    --------------------------------
Name:    Andrew K. Hauck
Title:   Vice President


HARRIS TRUST AND SAVINGS BANK


By:   /s/William A. McDonnell
    --------------------------------
Name:    William A. McDonnell
Title:   Vice President



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NBD BANK, N.A.


By:   /s/Christopher M. Caniff
    --------------------------------
Name:    Christopher M. Caniff
Title:   Vice President


THE SANWA BANK, LIMITED,
CHICAGO BRANCH


By:   /s/Martin H. McGinty
    --------------------------------
Name:    Martin H. McGinty
Title:   Associate


THE SUMITOMO BANK, LIMITED,
CHICAGO BRANCH


By:   /s/Hiroyuki Iwami
    --------------------------------
Name:    Hiroyuki Iwami
Title:   Joint General Manager



Each of the Guarantors consents to the execution and delivery of this Amendment by the Agent and Borrower and by signing below, indicates its reaffirmation of its obligations under the Subsidiary Guaranty:

THE PAPER FACTORY OF WISCONSIN, INC.


By:   /s/William B. Heeter
    --------------------------------
Name:    William B. Heeter
Title:   President
















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